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                                                                    EXHIBIT 10.3

                            FIRST AMENDMENT TO LEASE

This first Amendment to Lease dated this 14th day of August, 2000 by and between Dina Corporation, successor in interest to Diamond Parking, Inc., as Lessor and NeoRx Corporation, a Washington Corporation, as Tenant.

                                    RECITALS

        WHEREAS Landlord and Tenant did enter into a Lease dated February 15, 1996, and,

        WHEREAS Landlord and Tenant desire to amend said Lease with an effective date of June 1, 2001, and

        NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, Landlord and Tenant do agree as follows:

                             BASIC LEASE INFORMATION

SECTION 3 - TERM. The extended lease term shall commence on the June 1, 2001 and shall terminate on May 31, 2006.

SECTION 4 - RENT. Rent for the extended lease term shall be as spelled out in
SECTION 38 (D) AND 38 (E) OF THE ORIGINAL LEASE DATED FEBRUARY 15, 1996.

SECTION 38 - RENEWAL OPTION. Tenant has exercised its final five (5) year option.

All other terms and conditions of the original Lease dated February 15, 1996 shall remain in full force and effect.

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Re:  First Amendment to Lease between
     Dina Corporation, Lessor and NeoRx Corporation, Tenant
     August 11, 2000
     Page Two

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease as of the date first written above.

                                            Lessor:

                                            DINA CORPORATION


                                            By /s/ DIANE FOREMAN
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title: President
                                                     ---------------------------

                                            Tenant:

                                            NEORX CORPORATION,
                                            A Washington Corporation

                                            By /s/ RICHARD L. ANDERSON
                                               ---------------------------------
                                               Name:  Richard L. Anderson
                                                     ---------------------------
                                               Title:    President & COO
                                                     ---------------------------